UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported): July 17, 2000


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                          Commission File No. 333-82153

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                             AIRCRAFT FINANCE TRUST

                         State of Organization: Delaware

                   IRS Employer Identification No. 51-6512392

       1100 North Market Street, Rodney Square North, Wilmington, Delaware

                           Telephone - (302) 651-1000

                       This document consists of 7 pages.


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Item 5.           Other Events.

Attached hereto as Exhibit 99.1 is a copy of the Monthly Report to Noteholders for the payment date of July 17, 2000, sent to the holders of the notes.


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AIRCRAFT FINANCE TRUST
                                         (Registrant)





           July 17, 2000                 By:       /s/ Wayne D. Lippman
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                                                  Wayne D. Lippman
                                                  Controlling Trustee


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